American Century Strategic Asset Allocations, Inc.
Statement of Additional Information Supplement
Global Allocation Fund
Multi-Asset Income Fund
Strategic Allocation: Conservative Fund
Strategic Allocation: Moderate Fund
Strategic Allocation: Aggressive Fund

Supplement dated October 1, 2015 ■ Statement of Additional Information dated April 1, 2015

The following language replaces the eighth paragraph on page 4 in the Fund Investment Guidelines section of the statement of additional information:
The value of fixed-income securities fluctuates based on changes in interest rates and in the credit quality of the issuers. Except for Multi-Asset Income, debt securities that comprise part of a fund’s fixed-income portfolio will be limited primarily to investment-grade obligations. However, Strategic Allocation: Aggressive, Strategic Allocation: Moderate and Strategic Allocation: Conservative may each invest up to 10% of their assets in below investment-grade (high yield) securities. Global Allocation also may invest a minority portion of its assets in securities rated below investment-grade. Investment-grade means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody’s Investors Service, Inc. (Moody’s) or BBB by Standard & Poor’s Corporation (S&P)), or, if not rated, are of equivalent investment quality as determined by the managers. According to Moody’s, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P’s belief that a security exhibits a satisfactory degree of safety and capacity for repayment but is more vulnerable to adverse economic conditions and changing circumstances. There are no credit quality restrictions on the fixed income securities in which Multi-Asset Income may invest, and Multi-Asset Income is expected to invest an unlimited portion of its assets in high-yield securities.
The following language replaces the Dividend Capture subsection on page 11 of the statement of additional information:
Multi-Asset Income may engage in dividend capture trading as an additional source of income. Dividend capture is a method of buying stocks or exchange-traded funds prior to their ex-dividend date so as to collect the dividend and selling them shortly thereafter. The ex-dividend date is the first date following the declaration of a dividend on which the buyer of stocks or exchange-traded funds is not entitled to receive the next dividend payment. The price of the shares will generally drop by the amount of the dividend on the ex-dividend date.
Utilizing this strategy as an additional source of income may allow the portfolio to better balance its income, return and risk objectives. However, this strategy may generate taxable short-term gains or losses and there is the potential for market loss on the shares that are purchased to capture a dividend. In addition, dividend capture may result in high portfolio turnover, the risks and tax consequences of which are described under the heading Portfolio Turnover.

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